UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2022

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 W. 18th St, 5th Floor

New York, New York 10011

(Address of Principal Executive Offices)

972- 4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 15, 2022, DarioHealth Corp. (the “Company”) issued a press release providing selected financial information for the three and six months ended June 30, 2022. On August 15, 2022, the Company posted to its website a presentation (the “Presentation”) containing its financial results for the quarter ended June 30, 2022. Copies of the press release and Presentation are furnished with this Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

In the Presentation, the Company uses information derived from its unaudited, consolidated and financial information that may not be presented in its financial statements or prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Certain of these measures are considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission. Specifically, the Company has referred to non-GAAP financial measures of operating expenses and operating loss which exclude inventory step-up amortization, amortization of acquired technology, stock-based compensation, depreciation, amortization of acquired brand and earn out revaluation. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. The Company uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial results with peer companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables provided at the end of the Presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of DarioHealth Corp., dated August 15, 2022
99.2	Presentation of DarioHealth Corp., dated August 15, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2022	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary